                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Pacific Capital Funds
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              PACIFIC CAPITAL FUNDS

                          PACIFIC CAPITAL MID-CAP FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

                                 August 22, 2006

Dear Shareholder:

The Board of Trustees has called a special meeting of the shareholders of the Pacific Capital Mid-Cap Fund (the "Fund"), a series of Pacific Capital Funds (the "Trust"), to take place on September 15, 2006 at the offices of the Trust's sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m. Eastern Time, or as adjourned from time to time.

The sole purpose of this meeting is to seek shareholder approval of a Sub-Advisory Agreement for the Fund with a new sub-adviser, Chicago Equity Partners, LLC ("CEP"). The Fund's current sub-adviser, Bankoh Investment Partners, LLC ("BIP"), is a joint venture between the Bank of Hawaii ("BOH") and CEP. BOH and CEP have decided to dissolve BIP, and the Board of Trustees of the Trust recommends that CEP continue to provide services to the Fund directly rather than through BIP. The terms of the Fund's proposed New Sub-Advisory Agreement will be substantially similar to those of the Fund's Current Sub-Advisory Agreement and will not result in any change in fees or management of the Fund.

               THE TRUSTEES HAVE UNANIMOUSLY APPROVED THE PROPOSAL
                 AND RECOMMEND THAT YOU VOTE "FOR" THE PROPOSAL.

If you have any additional questions, please do not hesitate to contact us by calling 1-800-258-9232. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed ballot in the envelope provided.

Respectfully,


------------------------------------
Robert Crowell
President
Pacific Capital Funds

  WE URGE YOU TO VOTE BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD OR BY
                             ATTENDING THE MEETING.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS - WE ASK THAT YOU
     VOTE PROMPTLY IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL SOLICITATION.

Q.   WHO CAN VOTE?

A. Any person owning shares of the Pacific Capital Mid-Cap Fund on August 11, 2006.

Q.   WHY SHOULD I BOTHER TO VOTE?

A. Your vote is important. If the Trust does not receive enough votes, it will have to spend money to mail proxies again or solicit voters by telephone so that this meeting can take place.

Q.   HOW CAN I VOTE?

A. You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it(them) in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Pacific Capital Funds at 1-800-258-9232.

Q.   HOW DO THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" the proposal on the enclosed proxy card.

Q.   WHAT IF I HAVE ADDITIONAL QUESTIONS?

A. Contact us by calling 1-800-258-9232. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed ballot in the envelope provided.

                              PACIFIC CAPITAL FUNDS

                          PACIFIC CAPITAL MID-CAP FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

                                     NOTICE

                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 15, 2006

To the shareholders of Pacific Capital Mid-Cap Fund:

Notice is hereby given that the Board of Trustees has called a special meeting of the shareholders of the Pacific Capital Mid-Cap Fund (the "Fund"), a series of Pacific Capital Funds (the "Trust"), to take place on September 15,, 2006, at the offices of the Trust's sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 3:00 p.m., Eastern Time, or as adjourned from time to time (the "Meeting"), for the sole purpose of approving a New Sub-Advisory Agreement for the Fund with Chicago Equity Partners, LLC.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSAL.

The matter referred to above is discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on August 11, 2006 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. Please refer to the enclosed proxy card for instructions. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By order of the Board of Trustees,


------------------------------------
Patrick Keniston
Secretary

August 22, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN
 THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER
  TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY
                      CARD IS MAILED IN THE UNITED STATES.

                              PACIFIC CAPITAL FUNDS

                          PACIFIC CAPITAL MID-CAP FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 15, 2006

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Pacific Capital Funds (the "Trust") for use at a special meeting of shareholders of the Pacific Capital Mid-Cap Fund (the "Fund"), a series of the Trust, to be held at 3:00 p.m., Eastern Time, on September 15, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposal set forth in the accompanying notice.

The Trust anticipates that the mailing of proxies and proxy statements to shareholders will begin on or about August 25, 2006.

Shareholders can find important information about the Fund in the Trust's annual report dated as of July 31, 2005, which previously has been furnished to shareholders. Shareholders may request another copy of the annual report and the semi-annual report for the period ended January 31, 2006 by writing to the Trust at the above address or by calling the telephone number above. The Trust will provide copies of the report(s) free of charge. Text-only versions of the Fund's annual report and semi-annual report can be viewed online or downloaded from the Trust's website (HTTP://WWW.PACIFICCAPITALFUNDS.COM/).

                                  INTRODUCTION

The Fund's portfolio investments are currently managed by Bankoh Investment Partners, LLC ("BIP" or "the Current-Sub-Adviser") as sub-adviser to the Fund pursuant to a sub-advisory agreement among the Trust, BIP and the Asset Management Group of Bank of Hawaii ("AMG" or "the Adviser") as adviser to the Fund (the "Current Sub-Advisory Agreement"). The Board proposes that the Trust terminate the Current Sub-Advisory Agreement on or about September 18, 2006, and that at the same time the Trust enter into a new sub-advisory agreement on behalf of the Fund (the "New Sub-Advisory Agreement") with AMG and Chicago Equity Partners, LLC ("CEP" or "the New Sub-Adviser") as sub-adviser to the Fund.

WHY IS THIS CHANGE BEING RECOMMENDED?

BIP has provided sub-advisory services to the Fund since the Fund commenced operation in December 2003. BIP is a joint venture between Bank of Hawaii ("BOH") and CEP, and is principally engaged in the business of investment management for institutions. BOH and CEP have informed the Board that it is no longer efficient to continue their joint venture and that they intend to dissolve BIP. After reviewing the matter, for the reasons described further below, the Trustees have determined that appointment of CEP as sub-adviser to directly manage the Fund's investment portfolio is in the best interests of the Fund and its shareholders.

HOW WILL THE NEW ARRANGEMENT AFFECT THE MANAGEMENT OF THE FUND?

The proposed change will not affect the persons providing portfolio management services to the Fund. In addition, the terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Current Sub-Advisory Agreement. For its services, the New Sub-Adviser will receive the same fee that the Current Sub-Adviser receives, 0.20% of the average daily value of the net assets of the Fund. The terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are described in greater detail below.

                       THE CURRENT SUB-ADVISORY AGREEMENT

BIP serves as sub-adviser to the Fund pursuant to the Current Sub-Advisory Agreement, which was entered into on December 29, 2003. The Current Sub-Advisory Agreement was approved by the initial shareholders of the Fund upon its formation, and was last approved by the Board of Trustees of the Trust at its September 20, 2005 regular meeting.

Under the Current Sub-Advisory Agreement, BIP effects portfolio transactions for the Fund, using its own discretion and without prior consultation with AMG, and reports periodically to AMG and to the Board of Trustees. For its services BIP receives an annual fee at the rate of 0.20% of the Fund's average net assets, computed daily and payable quarterly. The aggregate fees paid to BIP for the Fund's last two fiscal years ended July 31 were as follows: 2005 -- $ 127,645; and 2004 -- $ 28,117.

The Current Sub-Advisory Agreement provides that BIP will not be liable for any mistake in judgment or in any other event, except for losses resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of such duties. The Current Sub-Advisory Agreement continues automatically for successive one-year periods, provided such continuance is approved at least annually by the Board of Trustees or vote of a majority of the Fund's shareholders as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), in either event so long as its continuance is also approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the Investment Company Act) of any party to the Agreement (the "Independent Trustees"). The Current Sub-Advisory Agreement may not be amended unless approved by vote of a majority of the Fund's shareholders (as defined in the Investment Company Act) and a majority of the Independent Trustees. It is terminable any time without penalty, on 60 days' notice, by AMG, BIP, the Board of Trustees or vote of a majority of the Fund's shareholders.

                         THE NEW SUB-ADVISORY AGREEMENT

A copy of the New Sub-Advisory Agreement, as further described below, is set forth as Appendix A to this Proxy Statement. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the Agreement as set forth in Appendix A.

The terms and conditions of the New Sub-Advisory Agreement, which the Trust anticipates will take effect on September 18, 2006 following shareholder approval, are substantially the same as those of the Current Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, CEP would among other things:
(i) provide a continuous investment program for the Fund's assets; (ii) select brokers and dealers through which securities transactions are to be executed; and (iii) maintain certain records required under relevant provisions of the Investment Company Act. As consideration for its services, CEP would receive the same annual fee as the Current Sub-Adviser -- at the rate of 0.20% of the Fund's average net assets, computed daily and payable quarterly.

Like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that CEP will not be liable for any mistake in judgment or in any other event, except for losses resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of such duties. The New Sub-Advisory Agreement has an initial term of two years, and thereafter continues automatically for successive one-year periods provided such continuance is approved at least annually by the Board of Trustees or vote of a majority of the Fund's shareholders (as defined in the Investment Company Act), in either event so long as its continuance is also approved by a majority of the Independent Trustees. The New Sub-Advisory Agreement may not be amended unless approved by vote of a majority of the Independent Trustees and, if required by the Investment Company Act, by a majority of the Fund's shareholders (as defined in the Investment Company Act). It is terminable any time without penalty, on 60 days' notice, by AMG, CEP, the Board of Trustees or vote of a majority of the Fund's shareholders.

                    INFORMATION ABOUT CHICAGO EQUITY PARTNERS

CEP is a Delaware limited liability company which has been engaged in the management of investment portfolios since its organization in May 2000. Its principal offices are at 180 North LaSalle Street, Suite 3800, Chicago, Illinois. The firm is registered as an investment adviser with the U.S. Securities and Exchange Commission, the Ontario Securities Commission, and the New Brunswick Securities Commission.

The New Sub-Adviser managed approximately $11.0 billion in assets as of June 30, 2006. The firm manages equity and fixed income portfolios for institutional clients such as pension funds, mutual funds and charitable foundations. The minimum account size is generally set at $10 million.

CEP does not currently serve as adviser or sub-adviser to any funds having similar investment objectives as the Fund:



PORTFOLIO MANAGEMENT TEAM

CEP uses a team approach to manage the Fund. The team consists of David Coughenour, Robert Kramer and David Johnsen. Mr. Coughenour, Chief Investment Officer-Equity, is one of the founding members and leads the team. He joined CEP in 1989 and has sixteen years of industry experience. Mr. Kramer, Managing Director, is also one of the founding members of CEP and has been with the firm since 1989. He has eighteen years of industry experience, and is responsible for following and analyzing the healthcare sector. Mr. Johnsen, Managing Director, is also one of the founding members of CEP and has been with the firm since 1989. He has twenty-nine years of investment experience, and is responsible for following and analyzing the technology hardware and consumer staples sectors. Each member of the team is a Chartered Financial Analyst, and Mr. Kramer is also a Certified Public Accountant.

DIRECTORS AND OFFICERS OF CEP

CEP is owned by its eight principals, all of whom are employees of the firm:

James D. Miller, CFA         Chairman
Patrick C. Lynch, CFA        President
David C. Coughenour, CFA     Chief Investment Officer - Equity
James A. DeZellar, CFA       Managing Director - Client Service
Keith Gustafson, CFA         Managing Director - Quantitative Analysis
Robert H. Kramer, CFA, CPA   Managing Director - Research, Trading and Technology
David R. Johnsen, CFA        Managing Director - Fundamental Research
Patrick J. Morris, CFA       Managing Director - Trading

          CONSIDERATION OF THE NEW SUB-ADVISORY AGREEMENT BY THE BOARD

On June 21, 2006, the Board of Trustees met in person at a meeting called for the purpose of considering, among other things, the New Sub-Advisory Agreement. The information, material facts and conclusions that formed the basis for the Trustees' recommendation to approve the New Sub-Advisory Agreement are described below. In previous years the Trustees received a wide variety of material relating to the services provided by the Current Sub-Adviser, including its portfolio management services which were provided principally by CEP personnel acting on behalf of the Current Sub-Adviser. They also evaluated information provided by CEP at the meeting in accordance with section 15(c) of the Investment Company Act. In determining whether to approve the New Sub-Advisory Agreement, the Trustees received assistance and advice regarding legal and industry standards from their independent counsel. They discussed the renewals with management representatives and in a private session with independent legal counsel at which no representatives of management were present. In deciding to recommend approval of the New Sub-Advisory Agreement, the Trustees did not identify any single or particular information that, in isolation, was the controlling factor. The following summary describes the most important, but not all, of the factors considered by the Board.

As part of their review, the Board examined the ability of CEP to provide high quality investment management services to the Fund. The Board considered the quality and depth of CEP's organization in general and of the investment professionals currently providing services on behalf of BIP to the Fund who would continue to provide such services on behalf of CEP; the investment philosophy and decision-making processes of those professionals; the capability and integrity of CEP's senior management and staff; the quality of CEP's services with respect to regulatory compliance and compliance with the investment policies of the Fund; and the business reputation, financial condition and operational stability of CEP.

In reviewing the various factors referred to above, the Board noted that the Fund has performed in line with its benchmark (the S&P Mid-Cap 400 Index) and Lipper peer group since the Fund's inception. The Board concluded that the performance record of the investment professionals who would manage the Fund on behalf of CEP indicated that their continued management would benefit the Fund and its shareholders.

In reviewing the fees and expenses borne by the Fund, the Board noted among other things that there would be no change in the Fund's sub-advisory fee as a result of the change in sub-advisers. The Board reviewed a sample CEP fee schedule which reflected the standard fee other institutional accounts with similar objectives and policies would expect to pay for a portfolio invested in CEP's mid cap core strategy, and noted that the fees paid by the Fund to CEP represented a significant discount from CEP's published fee schedule and would be advantageous to the Fund.

The Board also evaluated the projected benefits of the Fund's sub-advisory relationship to CEP, including the projected profitability of its relationship with the Fund. The Board noted that although CEP's sub-advisory fee did not have break points and thus would not reflect economies of scale, if any, the fees it received from the Fund would be below its lowest breakpoint for other institutional clients and would thus reflect the economies of scale of its overall investment management business. The Board considered that CEP does not generally compute profitability on an account or fund basis and that CEP does not engage in soft dollar transactions on behalf of its clients and would not receive significant ancillary benefits as a result of its relationship with the Fund, other than bundled research of the type advisers normally received from the brokers executing transactions on behalf of their clients and the ability to refer to its sub-advisory relationship with the Trust. The Independent Trustees concluded that the Fund's cost structure was reasonable and CEP's projected profit margin with respect to its relationship with the Fund would be within the range of acceptable industry standards.

Based on their review, including their consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of their business judgment, that CEP's proposed sub-advisory fee was fair, and that approval of the New Sub-Advisory Agreement with CEP was in the best interest of the Fund and its shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT.

                                OTHER INFORMATION

PROXY SOLICITATION

The costs of the Meeting, estimated to be approximately $[___], will be paid by the Fund. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or personal interview by officers or agents of the Trust. In addition, the Fund may retain a proxy solicitation firm to assist in the solicitation of proxies at the

Fund's expense. The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Fund shares held of record by such persons.

SHAREHOLDER VOTING

Holders of the Fund's Class A, Class C, and Class Y shares of beneficial interest (collectively, the "Shares") of record as of the close of business on August 11, 2006 (the "Record Date") are entitled to vote on all of the business at the Meeting and any adjournments thereof. Each Share is entitled to one vote, and fractional Shares are entitled to fractional votes, without regard to Class. As of the Record Date, the outstanding Shares of the Fund were as follows:

  OUTSTANDING      OUTSTANDING      OUTSTANDING    TOTAL OUTSTANDING
CLASS A SHARES   CLASS C SHARES   CLASS Y SHARES         SHARES
--------------   --------------   --------------   -----------------


The presence in person or by proxy of more than 50% of the outstanding Shares of the Fund (without regard to Class) entitled to vote at the Meeting will constitute a quorum for the Meeting. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of Shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments of the Meeting from time to time to permit further solicitation of proxies. Abstentions and broker non-votes will be counted as Shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and the proposal. Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. The persons named as proxies will vote in favor of adjournment those Shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal.

In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy with respect to a proposal but the proxy is properly executed, it will be voted FOR the proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

REQUIRED VOTE

Approval of the New Sub-Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting if the owners of more than 50% of the Shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting. If shareholders fail to approve the New Sub-Advisory Agreement, BIP will continue to serve as the sub-adviser to the Fund until it dissolves, and the Board will consider what alternatives may be most appropriate for future management of the Fund.

INTERESTED PARTIES

To the best of the Trust's knowledge, as of the Record Date the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth, as of the Record Date, the name, address, number and percentage of Shares of persons that owned beneficially or of record 5% or more of the outstanding Shares of the Fund.

Unless otherwise indicated, the address of REINCO is c/o Bank of Hawaii, P.O. Box 1930, Honolulu, HI 96805. In addition, unless otherwise indicated, the address of: [(a) Merrill Lynch, Pierce, Fenner & Smith IN, Attn: Carmella Sampogna ("Merrill") is 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246; (b) MG Trust Custodian or Trustee - Island Harvest Inc 401 K PS Plan ("MG") is Suite 300, Denver, CO 80202; (c) National Financial Services LLC ("NFS") is 200 Liberty St., New York, N.Y. 10281; (d) Richard Bergson - Pacific Radio Group Inc is

311 Ano St, Kahului, HI 96732; (e) Vanguard Fiduciary Trust Company ("Vanguard") is P.O. Box 2600 VM 613, Attn: Outside Funds, Valley Forge, PA 19482; (f) Wells Fargo Bank - Theo Bean ("Wells Fargo") is P.O. Box 1533, Minneapolis, MN 55480.]

                 CLASS A                  CLASS C                  CLASS Y
         ----------------------   ----------------------   ----------------------
RECORD   NUMBER OF   PERCENTAGE   NUMBER OF   PERCENTAGE   NUMBER OF   PERCENTAGE
HOLDER     SHARES      OF FUND      SHARES      OF FUND      SHARES      OF FUND
------   ---------   ----------   ---------   ----------   ---------   ----------


SHAREHOLDER PROPOSALS

Neither the Trust nor the Fund holds regular shareholders' meetings. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

A proposal must be received within a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal, however, does not necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to a proposal submitted on a timely basis.

OTHER SERVICE PROVIDERS

Bank of Hawaii serves as administrator to the Trust pursuant to an Administration Agreement; its address is 130 Merchant Street, Honolulu, Hawaii 96813. BISYS Fund Services Ohio, Inc. serves as sub-administrator to the Funds pursuant to an Sub-Administration Agreement and BISYS Fund Services LP serves as the distributor of shares of the Funds pursuant to a Distribution Agreement; the address of each is 3435 Stelzer Road, Columbus, Ohio 43219.

THE TRUST REQUESTS YOUR EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By order of the Board of Trustees,


------------------------------------
Patrick Keniston
Secretary

                                   APPENDIX A

                         FORM OF SUB-ADVISORY AGREEMENT

                         FORM OF SUB-ADVISORY AGREEMENT
                          PACIFIC CAPITAL MID-CAP FUND

THIS AGREEMENT is made as of ________, 2006 among Pacific Capital Funds (the "Trust"), The Asset Management Group of Bank of Hawaii (the "Adviser"), and Chicago Equity Partners (the "Sub-Adviser").

WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has been appointed investment adviser to the Trust's Pacific Capital Mid-Cap Fund (the "Fund");

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

WHEREAS, the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and resolutions of the Trust's Board of Trustees applicable to the Fund.

Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will, with respect to the Fund:

          (a) determine from time to time what securities and other investments will be purchased, retained or sold for the Fund;

          (b) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer;

          (c) not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law;

          (d)  manage the Fund's overall cash position;

          (e) attend regular business and investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser; and

          (f) maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

     3. Covenants by the Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it will:

          (a) conform with all Rules and Regulations of the Securities and Exchange Commission;

          (b) telecopy trade information to the Adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser; and

          (c) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     4. Services Not Exclusive. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies, or (ii) limit or restrict the Sub-Adviser from buying, selling or trading any securities or other investments (including any securities or other investments which the Funds are eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

     5. Portfolio Transactions. Investment decisions for the Fund shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. The Fund acknowledges that in some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and shall solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and oil a continuing basis.

Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of

Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the Securities and Exchange Commission.

     6. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, the Sub-Adviser shall pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     8. Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser shall be entitled to a fee, computed daily and payable quarterly directly from the Fund, calculated at the annual rate of 0.20% on the Fund's average daily net assets.

     9. Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies and accounts, but shall not be liable for any action taken or omitted by it in the performance of services rendered hereunder in the absence of its bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

     10. Reference to the Sub-Adviser. Neither the Adviser nor any affiliate or agent of it shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and the Trust with respect to the Fund, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed.

     11. Duration and Termination. Unless sooner terminated, this Agreement shall continue for a period of two years from the date first set forth above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67 % of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons "(as defined in the 1940 Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, with respect to the Fund, on 60 days' notice, by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by the vote of both (i) a majority of the outstanding voting securities of the Fund, if required by the 1940 Act or the rules of the Securities and Exchange Commission thereunder, and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

     13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

          To The Sub-Adviser at:

               Chicago Equity Partners
               180 N. LaSalle St, Suite 3800
               Chicago, IL 60601

          To the Adviser at:

               The Asset Management Group of
               Bank of Hawaii
               111 South King Street
               Honolulu, Hawaii 96813

          To the Trust at:

               c/o BISYS Fund Services
               3435 Stelzer Road
               Columbus, Ohio 43219-3035

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts (without regard to conflict of law principles). If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16. Personal Liability. The names "Pacific Capital Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of October 30, 1992, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Pacific Capital Funds" entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE ASSET MANAGEMENT GROUP OF BANK OF HAWAII


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------


CHICAGO EQUITY PARTNERS


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------


PACIFIC CAPITAL FUNDS


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                         SPECIAL MEETING OF SHAREHOLDERS
                          PACIFIC CAPITAL MID-CAP FUND
                               SEPTEMBER 15, 2006

     The undersigned hereby appoints Patrick Keniston and Heather Slavkin, or either of them (with full power to act in the absence of the other, each with full power of substitution), his/her attorney and proxy to vote and act with respect to all shares of the fund listed above (the "Fund"), a series of Pacific Capital Funds (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on September 15, 2006, at the offices of the Trust's sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

1. APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE FUND WITH CHICAGO EQUITY PARTNERS, LLC

     [ ] FOR                        [ ] AGAINST                      [ ] ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated               , 2006
      --------------
                                  ----------------------------------------------
                                  Name of Shareholder(s) -- Please print or type


                                  ----------------------------------------------
                                  Signature(s) of Shareholder(s)


                                  ----------------------------------------------
                                  Signature(s) of Shareholder(s)

     This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                      PLEASE VOTE, SIGN AND DATE THIS PROXY
              AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.